Roundhill Sports Betting & iGaming ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Entertainment - 92.8%(a)
Betsson AB	256,415	$3,970,373
Caesars Entertainment, Inc. (b)(c)	46,928	1,173,200
Churchill Downs, Inc. (c)	28,692	3,186,820
Codere Online Luxembourg SA (b)(c)	51,942	376,579
DraftKings, Inc. - Class A (b)	122,230	4,059,258
Entain PLC	364,780	2,720,524
Evoke PLC (b)	866,076	530,775
Evolution AB (d)	47,823	3,551,578
FDJ UNITED (d)	58,915	1,849,387
Flutter Entertainment PLC (b)	25,820	5,720,421
Genius Sports, Ltd. (b)(c)	407,297	4,077,043
Intralot SA-Integrated Information Systems & Gaming Services (b)	133,488	149,962
Kambi Group PLC (b)	50,902	529,538
Light & Wonder, Inc. (b)	20,048	1,736,357
Lottery Corp. Ltd.	1,020,163	3,026,001
Lottomatica Group SpA	229,248	4,608,485
OPAP SA	193,468	3,830,698
Penn Entertainment, Inc. (b)	82,128	1,339,508
Playtech PLC (b)	353,095	3,176,643
PointsBet Holdings Ltd.	568,248	377,121
Rush Street Interactive, Inc. (b)(c)	239,741	2,570,024
Sportradar Group AG - Class A (b)(c)	149,605	3,234,460
Super Group SGHC Ltd.	454,778	2,928,770
Tabcorp Holdings Ltd.	4,790,077	1,761,113
Tokyotokeiba Co. Ltd.	32,800	961,803
		61,446,441

Internet - 2.7%
Better Collective AS (b)	41,677	461,367
Gambling.com Group Ltd. (b)	45,853	578,665
Jumbo Interactive Ltd.	120,458	790,418
		1,830,450

Lodging - 3.8%
Boyd Gaming Corp.	14,552	957,958
MGM Resorts International (b)	51,918	1,538,850
		2,496,808
TOTAL COMMON STOCKS (Cost $70,076,912)		65,773,699

SHORT-TERM INVESTMENTS - 13.9%		Value
Investments Purchased with Proceeds from Securities Lending - 13.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (e)	8,949,709	8,949,709

Money Market Funds - 0.4%	Shares
First American Government Obligations Fund - Class X, 4.27% (e)	229,010	229,010
TOTAL SHORT-TERM INVESTMENTS (Cost $9,178,719)		9,178,719

TOTAL INVESTMENTS - 113.2% (Cost $79,255,631)		74,952,418
Liabilities in Excess of Other Assets - (13.2)%		(8,734,753)
TOTAL NET ASSETS - 100.0%		$66,217,665
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $8,558,406 which represented 12.9% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $5,400,965 or 8.2% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Roundhill Sports Betting & iGaming ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$65,773,699	$–	$–	$65,773,699
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	8,949,709
Money Market Funds	229,010	–	–	229,010
Total Investments	$66,002,709	$–	$–	$74,952,418

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $8,949,709 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of March 31, 2025
(% of Net Assets)
Sweden	$7,521,951	11.4%
United Kingdom	6,797,567	10.2
Australia	5,954,653	9.1
Italy	4,608,485	7.0
Greece	3,980,660	6.0
Switzerland	3,234,460	4.9
Isle of Man	3,176,643	4.8
Guernsey	2,928,770	4.4
France	1,849,387	2.8
Japan	961,803	1.4
Jersey	578,665	0.8
Gibraltar	530,775	0.8
Malta	529,538	0.8
Denmark	461,367	0.7
Luxembourg	376,579	0.6
United States	31,461,115	47.5
Liabilities in Excess of Other Assets	(8,734,753)	(13.2)
	$66,217,665	100.0%